EXHIBIT 10.1

FORM OF SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is made by and between Renovaro BioSciences Inc., a Delaware corporation (the “Company”), and the other signatories listed on the signature pages hereto (each, a “Subscriber”, and collectively, the “Subscribers”) as of October __, 2023.

WHEREAS, subject to the terms and conditions set forth in this Subscription Agreement, and pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to each Subscriber, and each Subscriber desires to purchase from the Company, securities of the Company as more fully described in this Subscription Agreement, in a private placement to Persons (as defined below) who are not U.S. Persons under Regulation S (the “Offering”); and

WHEREAS, each Subscriber understands that the Offering is being made without registration of the securities under the Securities Act, or any securities law of any state of the United States or of any other jurisdiction and is being made to only non-U.S. Persons.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.	Subscription for Notes.

(a)           Subscription for Notes. Subject to the terms and conditions of this Agreement, each Subscriber agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to each such Subscriber at the Closing a 5% Original Issue Discount Convertible Promissory Note in the Form attached hereto as Exhibit A (each, a “Note” and collectively, the “Notes”), in each case in the principal amount set forth opposite such Subscriber’s name on the signature pages hereto. The shares of the Company’s common stock issuable to the Subscribers pursuant to the terms of the Notes shall be referred to in this Subscription Agreement as the “Shares” and the Notes and the Shares shall collectively be referred to in this Subscription Agreement as the “Securities.”

2.	Terms of Subscription.

(a)           Payment. Each Subscriber shall make payment for the Notes to an account designated by the Company in an amount equal to the Purchase Price by wire transfer of immediately available funds at or prior to the Closing, or pursuant to instructions as agreed between such Subscriber and the Company. The Purchase Price for each Note shall be $950 per $1,000 of principal amount of Note issued.

(b)           Acceptance of Subscription and Issuance of Notes. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to each Subscriber at the Closing (as defined below). Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Notes to any Person who is a resident of a jurisdiction in which the issuance of Notes to such Person would constitute a violation of securities, “blue sky”, or other similar laws.

(c)           Closing. The Offering may be consummated at such place (or by electronic transmission) as may be reasonably determined by the Company (the “Closing”) to occur on a date and at a time as may be mutually acceptable to the Company and each Subscriber, subject to satisfaction of the terms herein.

(d)           Closing Deliverables. At the Closing: (i) Each Subscriber shall deliver the Purchase Price; and (ii) the Company shall deliver to each Subscriber an executed Note in the principal amount set forth opposite such Subscribers name on the signature pages hereto and dated as of the date of Closing.

3.	Representations and Warranties of Subscriber.

Each Subscriber represents and warrants to the Company that:

(a)           Reliance on Exemptions. Such Subscriber understands that the Securities are being offered and sold in reliance upon specific exemptions from registration provided in the Securities Act, and acknowledges that the Offering has not been reviewed by the Securities and Exchange Commission or any state agency because it is intended to be an offering exempt from the registration requirements of the Securities Act pursuant to Regulation S under the Securities Act. Such Subscriber understands that the Company is relying upon, and intends that the Company rely upon, the truth and accuracy of, and such Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of Subscriber to acquire the Securities. The Company may only make offers to sell the Securities to an individual, corporation, association, general or limited partnership, joint venture, trust, estate, limited liability company, other legal entity or organization, or the foreign equivalent of any of the foregoing (each, a “Person”) outside the United States in this Offering and, if applicable, at the time any buy order is originated, the buyer is outside the United States. Such Subscriber has not received an offer to purchase Securities inside the United States and will not originate a buy order inside the United States.

(b)           Non-U.S. Person. Such Subscriber is not and is not acquiring the Securities for the account or benefit of any of the following (each, a “U.S. Person”):

(i)            a natural person resident in the United States;

(ii)           a partnership or corporation organized or incorporated under the laws of the United States;

(iii)          an estate of which any executor or administrator is a U.S. Person;

(iv)         a trust of which any trustee is a U.S. Person;

(v)          an agency or branch of a foreign entity located in the United States;

(vi)          a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account any of the foregoing; or

(vii)         a partnership or corporation (A) organized or incorporated under the laws of any foreign jurisdiction, and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Regulation D under the Securities Act) who are not natural persons, estates or trusts.

(d)           Investment Purpose. The Securities are being purchased for such Subscriber’s own account, for investment purposes only and not with a view to sale or resale, distribution or fractionalization of the Securities under applicable U.S. federal or state securities laws. Such Subscriber is not acquiring such Securities for the account or benefit of any U.S. Person and was not organized for the specific purpose of acquiring such Securities. Such Subscriber will not (i) resell or offer to resell the Securities, or any portion thereof, or (ii) engage in hedging transactions, in each case, except in accordance with the terms of this Agreement and in accordance with Regulation S under the Securities Act, pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act and otherwise in compliance with all applicable securities laws. Furthermore, prior to engaging in any hedging transaction or any resale of the Securities, or any portion thereof, by such Subscriber, such Subscriber shall provide the Company with an opinion of counsel acceptable to the Company in its sole discretion and in a form acceptable to the Company in its sole discretion, that any such proposed sale or hedging transaction is in compliance with the Securities Act or an exemption therefrom. Such Subscriber has no contract, undertaking, agreement, or arrangement with any Person to sell, distribute, transfer, or pledge to such Person or anyone else the Securities which such Subscriber hereby subscribes to purchase, or any interest therein, and such Subscriber has no present plans to enter into any such contract, undertaking, agreement, or arrangement. Such Subscriber agrees that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

(e)           Risk of Investment. Such Subscriber recognizes that the purchase of the Securities involves a high degree of risk in that: (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (ii) transferability of the Securities is limited; and (iii) the Company may require substantial additional funds to operate its business and there can be no assurance that the Offering will be completed.

(f)            Use of Proceeds. Such Subscriber understands that the net proceeds of the Offering will be used in the development of the Company’s therapies, and for working capital and general corporate purposes.

(g)           Prior Investment Experience. Such Subscriber understands the business in which the Company is engaged and has such knowledge and experience in business and financial matters that such Subscriber is capable of evaluating the merits and risks of the investment in the Securities. Such Subscriber has prior investment experience, and Subscriber recognizes the highly speculative nature of this investment.

(h)           Information and Non-Reliance.

(i)            Such Subscriber acknowledges that such Subscriber has carefully reviewed this Subscription Agreement, which such Subscriber acknowledges has been provided to such Subscriber. Such Subscriber has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the Subscription Agreement and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as such Subscriber reasonably desires in order to evaluate the investment. Such Subscriber understands the Subscription Agreement, and such Subscriber has had the opportunity to discuss any questions regarding the Subscription Agreement with such Subscriber’s counsel or other advisor. Notwithstanding the foregoing, the only information upon which such Subscriber has relied is that set forth in the Subscription Agreement and the results of independent investigation by such Subscriber. Such Subscriber has received no representations or warranties from the Company, its employees, agents or attorneys in making this investment decision other than as set forth in the Subscription Agreement. Such Subscriber does not desire to receive any further information.

(ii)           Such Subscriber represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities and the Subscription Agreement shall not be considered investment advice or a recommendation to purchase the Securities.

(iii)          Such Subscriber confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect, or benefit (either legal, regulatory, tax, financial, accounting, or otherwise) of investment in the Securities or (ii) made any representation to such Subscriber regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, such Subscriber is not relying on the advice or recommendations of the Company, and such Subscriber has made its own independent decision that the investment in the Securities is suitable and appropriate for such Subscriber.

(i)            Tax Consequences. Such Subscriber acknowledges that the Offering may involve tax consequences and that the contents of the Subscription Agreement do not contain tax advice or information. Such Subscriber acknowledges that such Subscriber must retain such Subscriber’s own professional advisors to evaluate the tax and other consequences of an investment in the Securities. Such Subscriber intends to acquire the Securities without regard to tax consequences.

(j)            Transfer or Resale. Such Subscriber understands that the Securities have not been registered under the Securities Act or the securities laws of any state and, as a result thereof, are subject to substantial restrictions on transfer. Such Subscriber acknowledges that such Subscriber may be precluded from selling or otherwise disposing of the Securities for an indefinite period of time and that in no circumstance may the Securities be transferred to any U.S. Person for six (6) months. Such Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Securities Act. Such Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of Subscriber’s name only when Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state “blue sky” laws. Such Subscriber also understands that sales or transfers of the Securities are further restricted by the Confidentiality Agreement (as defined below). Such Subscriber acknowledges and agrees that such Subscriber will not sell or transfer the Securities to any Person while in possession of material non-public information regarding the Company. Notwithstanding any of the foregoing, such Subscriber acknowledges that the Company may refuse to register any transfer of the Securities if such transfer is not made in accordance with the provisions of this Regulation S under the Securities Act or this Section 3(j).

(k)           Due Authorization; Enforcement. Such Subscriber has all requisite power and authority (and in the case of an individual, capacity) to purchase and hold the Securities, to execute, deliver and perform such Subscriber’s obligations under this Subscription Agreement and when executed and delivered by such Subscriber, this Subscription Agreement will constitute legal, valid and binding agreements of such Subscriber enforceable against such Subscriber in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(l)            Address. The residence address of such Subscriber furnished by such Subscriber on the signature page hereto is such Subscriber’s principal residence if such Subscriber is an individual or its principal business address if it is a corporation, partnership, trust or other entity.

(m)          Compliance with Laws. Such Subscriber will comply with all applicable laws and regulations in effect in any jurisdiction in which such Subscriber purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which such Subscriber is subject or in which such Subscriber makes such purchases or sales, and the Company shall have no responsibility, therefore. Such Subscriber shall not effect any transactions in the Company’s securities other than the purchase of the Securities while Subscriber is in possession of material non-public information, until such time all material non-public information has been disclosed by the Company.

(n)           Accuracy of Representations and Warranties. The information set forth herein concerning such Subscriber is true and correct. Such Subscriber understands that, unless such Subscriber notifies the Company in writing to the contrary at or before the Closing, each of such Subscriber’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by such Subscriber.

(o)           Entity Representation. If such Subscriber is a corporation, partnership, trust or other entity, such entity further represents and warrants that it was not formed for the purpose of investing in the Company.

(p)           Confidentiality. Such Subscriber has executed and delivered to the Company that certain Confidentiality Agreement in the form attached hereto as Exhibit B (the “Confidentiality Agreement”).

4.	Representations and Warranties of the Company.

The Company represents and warrants to each Subscriber that:

(a)           Organization. The Company is organized and validly existing in good standing under the laws of the state of Delaware.

(b)           Due Authorization, Enforcement and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Subscription Agreement, and when executed and delivered by the Company, this Subscription Agreement will constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Notes have been duly authorized and, when issued and paid for in accordance with the terms of this Subscription Agreement, will be duly and validly issued, fully paid and nonassessable.

(c)           Noncontravention. The execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a violation of, or default under (i) any material agreement to which the Company is a party or by which it or any of its properties are bound or (ii) the organizational documents of the Company.

5.             Conditions to Obligations of each Subscriber and the Company.

The obligations of each Subscriber to purchase and pay for the Notes specified on the signature page hereto and of the Company to sell the Notes are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

(a)            Representations and Warranties. The representations and warranties of such Subscriber contained in Section 3 hereof and of the Company contained in Section 4 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

6.              Legends. The Notes sold pursuant to this Subscription Agreement will bear the legend set forth on the first page thereof, and the Shares and any securities issued in respect of or exchange for the Shares may be notated with one or all of the following legends:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(a) Any legend required by the securities laws of any state to the extent such laws are applicable to the Shares represented by the certificate, instrument, or book entry so legended.

7.	United States Anti-Money Laundering Program. Each Subscriber understands that the Company’s Board of Directors is required to comply with applicable anti-money laundering provisions under the United States PATRIOT Act of 2001, as amended (the “USA PATRIOT Act”). As a condition to acceptance of each Subscriber’s investment in the Company, such Subscriber makes the representations and agreements set forth on Exhibit C attached hereto and agrees to provide to the Company true and correct copies of the applicable documentation pursuant to the requirements of Exhibit D, attached hereto. The Company reserves the right to request such additional information as is necessary to verify the identity of each Subscriber and the underlying beneficial owner of such Subscriber’s interest in the Company. In the event of delay or failure by such Subscriber to produce any information required for verification purposes, the Company may refuse to accept a subscription or may cause the withdrawal of such Subscriber from the Company.

8.	Miscellaneous

(a)           Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Subscription Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by email or facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, email and facsimile numbers for such communications shall be:

If to the Company:             Renovaro BioSciences Inc.

9480 NE 2nd Ave, #73

Miami, FL 33138

Phone: (305) 918-1980

E-mail: lpuche@renovarobio.com

Attention: Luisa Puche

with a copy to:                    K&L Gates LLP

200 South Biscayne Boulevard

Suite 3900

Miami, FL 33131

Facsimile: (305) 359-3306

E-mail: clayton.parker@klgates.com

Attention: Clayton E. Parker, Esq.

If to a Subscriber, to its residence address (or mailing address, if different), email and facsimile number set forth at the end of this Subscription Agreement, or to such other address, email and/or facsimile number and/or to the attention of such other individual as specified by written notice given to the Company five (5) calendar days prior to the effectiveness of such change.

(b)           Entire Agreement; Amendment. This Subscription Agreement and the Confidentiality Agreement supersede all other prior oral or written agreements between each Subscriber, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and constitutes the entire understanding of the parties with respect to the matters covered herein. No provision of this Subscription Agreement may be amended or waived other than by an instrument in writing signed by the Company and each Subscriber.

(c)           Severability. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction.

(d)           Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to any choice of law or conflict of law provision or rule.

(e)           Consent to Personal Jurisdiction and Venue; Waiver of Jury Trial; Waiver of Service of Process. Each Subscriber hereby consents to personal jurisdiction and exclusive venue in the Circuit Court in and for Miami-Dade County, Florida. Furthermore, each Subscriber and Company hereby expressly waive a trial by jury in any action between such Subscriber and the Company arising out of or in connection with this Agreement. For purposes of this Section, the term “Subscriber” includes any business entity owned or controlled by the Subscriber. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such Notices on this signature page of this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(g)           Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. A Subscriber shall not assign its rights hereunder without the prior written consent of the Company.

(h)           No Third Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)            Notification of Changes. Each Subscriber hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Notes pursuant to this Subscription Agreement which would cause any representation, warranty or covenant of such Subscriber contained in this Subscription Agreement to be false or incorrect.

(j)            Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Subscription Agreement and the consummation of the transactions contemplated hereby.

(k)           Legal Representation. Each Subscriber acknowledges that: (i) such Subscriber has read this Subscription Agreement and the exhibits referred to herein; (ii) such Subscriber understands that the Company has been represented in the preparation, negotiation and execution of the Subscription Agreement; and (iii) such Subscriber understands the terms and conditions of the Subscription Agreement and is fully aware of their legal and binding effect.

(l)            Expenses. Each party will bear its own costs and expenses (including legal and accounting fees and expenses) incurred in connection with this Subscription Agreement and the transactions contemplated hereby.

(m)          Counterparts. This Subscription Agreement may be executed in counterparts, all of which shall be considered one and the same agreement. The exchange of signature pages by electronic signature, by electronic mail in “portable document format” (“.pdf”) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document shall constitute effective execution and delivery of this Agreement as to the parties.

[SIGNATURE PAGES FOLLOW]

SUBSCRIBER SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, and intending to be legally bound hereby, each Subscriber has caused this Subscription Agreement to be duly executed as of as of the date first set forth above, and by executing this signature page, hereby executes, adopts and agrees to all terms, conditions, and representations contained in the foregoing Subscription Agreement and hereby subscribes for the Securities offered by the Company in the amount set forth below.

SUBSCRIBER:

Signature

Print Name

Subscription Amount: $_________________
Original Issue Discount: $_______________
Principal Amount (Subscription Amount + OID): $________________

Residence Address:	Mailing Address, if different from Residence Address:

COMPANY SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, and intending to be legally bound hereby, Renovaro Biosciences Inc. has caused this Subscription Agreement to be duly executed as of the date first set forth above, and by executing this signature page, hereby executes, adopts, and agrees to all terms, conditions, and representations contained in the foregoing Subscription Agreement.

Accepted and Agreed:
RENOVARO BIOSCIENCES INC.

By:
Name:
Title: